Exhibit 99

Presentation Outline March 2006 Update

Slide 1 - Focused Growth in Emerging Resource Plays March 2006 Update James E. Sigmon, President and CEO Roberto R. Thomae, VP-Capital Markets

Slide 2 - Forward-Looking Statements

Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2005. This report and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - Investment Highlights

-   Dominant position in the Maverick Basin
     -   Emerging resource plays
     -   1,000's of potential drilling locations
     -   Increased WI in core Glen Rose Porosity oil play
-   Marfa Basin acreage provides significant growth potential
     -   Prospective for Barnett and Woodford shales
-   Potential for substantial reserve and production growth
     -   Current 2006 CAPEX budget: $40M -- $50M
-  EnCana JV: Accelerates growth and validated acreage
-  Exploration team with proven track record
     -   Demonstrated basin's multi-play / multi-pay potential
-  Strong balance sheet

Slide 4 - Company Overview
Map of South Central United States of America with Maverick and Marfa Basins indicated.
Maverick Basin
-   Continues to be core focus
     -   Glen Rose Porosity oil play
     -    3 rigs in operation
-   1,000's of potential drilling locations
-   Proved reserves of 38.8 Bcfe
     -   ~98% of TXCO total (39.4 Bcfe)
     -   ~75% oil
     -   Added 1.5 net Bcfe in 2005
-   Significant multi-play potential
Marfa Basin
-   Provides new growth opportunities
    -   Acquired 135,000 net acres in October 2005
-   Prospective for Barnett and Woodford shales

Slide 5 - Maverick Basin Acreage
Map of South Central United States of America with Maverick Basin indicated, and more detailed map focusing in on TXCO's Maverick Basin lease area that indicates by shading the acreage covered by the EnCana joint venture and TXCO's Glen Rose/San Miguel acreage, as well as outlining the acreage covered by 3-D seismic data.

TXCO Acreage Block
-   656,000-gross acres / 555,000 net acres
-   900+ square miles of 3D (90%+ of acreage block)

Slide 6 - Maverick Basin Cross Section
Drawing showing the relative positions of the following geologic formations:  Escondido, Olmos, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Del Rio, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Pine Island, Sligo, Hosston and Jurassic.
-     20+ Productive Zones, Thousands of Drilling Prospects

Slide 7 - Maverick Basin Focus Areas
Map of TXCO's Maverick Basin lease area that indicates by shading the acreage covered by the EnCana joint venture and TXCO's Glen Rose/San Miguel acreage. Ellipses indicate areas of interest for the Pearsall, Georgetown, Glen Rose Porosity and San Miguel formations. Also contains a table entitled "Maverick Basin Gross Wells Drilled," as follows:
                                                                                For the Year Ended December 31,
                                                                                    2005                        2006P(a)
Glen Rose Porosity                                                       18                            24
San Miguel Waterflood                                                   6                           10
Georgetown (b)                                                               16                           10
Pearsall                                                                            0                             8
Other                                                                              11                             5
    Total                                                                           51                           57
                                                                                       ==                          ==
(a)  Based on current guidance.
(b)  Ten of the 2005 Georgetown wells were sold to EnCana in the asset sale.

Slide 8 - Maverick Basin Core Focus Glen Rose Porosity Oil Play
Picture of seismic data for a portion of the lease with a span of 34 miles indicated with TXCO wells drilled for 2002 through 2005, planned 2006 wells, wells currently drilling, and 2006 focus areas indicated.
-   Prod = 1,178 BOPD (Dec 2005)
-   200+ potential drilling locations
-   94% drilling success rate
-   44 of 47 completions *
-   3 rigs currently drilling
-   Current 2006 Plan
     -   24 gross wells (75 -- 100% WI)
     -   $21.2M CAPEX

-   Reserves targeted/well
      -    75 to 400 MBbls
-    Drilling costs
      -  Horizontal -- $1.0-1.25 million
*  Tested the formation

Slide 9 - Glen Rose Porosity Oil Play
Line chart indicating production curves for best well, horizontal > 1000' in zone, horizontal < 1000' in zone, vertical, horizontal not in zone, and horizontal Glen Rose Porosity type curve <200' in zone. Also marking each line with a star indicating the payout point.
-   Quick Payout, High IRR
-   Payout based on 36 MBbls @ $50 per Bbl
-   Average EUR: 140,000 Bbls per well

Type                            No. Wells                 Cum Prod.              EUR
Best Well                                                        266 MB             428 MB
Horz >1,000' in Zone              4                      161 MB             229 MB
Horz < 1000' in Zone              4                        66 MB             111 MB
Vertical                                 15                        88 MB               95 MB
Horz -- Not in Zone                3                        29 MB               37 MB
Horz < 200' in Zone                7                        39 MB               45 MB
  Total Commercial Wells     33

Slide 10 - Additional Maverick Basin Plays
Drawing of geological formations.
San Miguel Waterflood
-   Prod = 1.4 MMcfe/d (Dec 2005)
-   120+ potential infill locations
-   Current 2006 plan
     -   10 gross wells (100% WI)
     -   $3M CAPEX
Georgetown Formation
-   Gas and oil play
-   Prod = 0.7 MMcfe/d (Dec 2005)
-   300+ potential drilling locations
-   Current 2006 plan
     -   10 gross wells (100% WI)
     -   $6.6M CAPEX
Pearsall Formation
-   Deep gas play
-   EnCana JV (50% WI)
-   Current 2006 plan
     -   8 gross wells
     -   $8M CAPEX

Slide 11 - Maverick Basin Tar Sands
Map of Kinney, Maverick, Zavala and Dimmit Counties indicating the focus area for San Miguel tar sand, primarily in northern Maverick County.
-   Estimated 2-4 billion bbls in place (a)
-   Experienced partner in Pearl E&P (50% WI)
     -   Carried TXCO on first two wells
-   Analogous to Canada's Cold Lake field
-   Additional pilot wells scheduled for 2nd half 2006

(a) Estimates prepared for the United States Geological Survey.

Slide 12 - Marfa Basin Prospect
Map of south central US, indicating the Ouachita and Appalachian Thrusts; the Marathon, Llano and Ozark uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth, Arkoma, and Black Warrior basins, and locations where Barnett, Woodford and Fayetteville Shales have been developed. Map also indicates location of the Maverick Basin.

Slide 13 - Marfa Basin Prospect
-     Unexplored basin along Ouachita overthrust
       -  Geologically Similar to Gas-Prone Fort Worth And Arkoma Basins
-     Excellent geochemical characteristics
       -   Barnett and Woodford shales present
       -   400' - 1,200' thick shales
       -   High gas-in-place potential
       -   Organically rich -- good TOC
       -   Thermally mature in gas window
-     Initial exploration/development in 2nd half 2006
       -   Planning expanded CAPEX, 2 wells expected
-     Other leading shale players in Delaware Basin
       -   EnCana, Burlington, EOG, Quicksilver, Carrizo, Petrohunt, etc.

Slide 14 - TXCO's Marfa Basin Lease Block
Map of south central US indicating the location of the Marfa basin, with enlargement showing the TXCO, Quicksilver and Carrizo acreage and the relative position of the Marfa and Alpine communities.
-     TXCO Acreage Block
-     140,000 gross acres
-     135,000 net acres

Slide 15 - TXCO's Pipeline-Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compressor stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     Operational synergies
-     91-mile system provides:
       -  Higher netback
       -  Market access
       -  Ongoing cost savings
       -  Multiple delivery points
-     100 MMcfd capacity potential
-     35% capacity utilization
-     Enhanced basin-wide production monitoring
-     Potential for additional 3rd party volumes

Slide 16 - Current Capitalization And Credit Statistics

                                                                                                       As of December 31,
 ($ millions)                                                                           2004                                    2005
Capital Structure
Cash & Equivalents                                                               $   3.1                                  $   6.1
Bank Debt  -- $50M Facility                                                     17.1                                       0.0
Preferred Stock                                                                        16.0                                       0.0
Stockholders' Equity                                                                 65.7                                     83.3

Credit Statistics
Debt/Ebitda                                                                             1.9x                                      0.0x
Debt/Proved Reserves ($/Mcfe)                                             $ 0.92                                   $ 0.01
-   Strong financial position following the EnCana transaction provides opportunities for continued growth
Note: See EBITDA/EBITDAX reconciliation on TXCO's website.

Slide 17 - 2006 CAPEX Guidance

Slide contains a pie chart showing budget dollars, number of wells and % for four focus areas and Other, titled "Initial 2006 CAPEX -- Drilling Goal:  57 wells", as follows:
        Glen Rose -- 28 Wells including 24 Porosity wells -- $23.3 million -- 54%; Georgetown --
      10 Wells -- $6.6 million -- 15%; Other -- # of Wells not indicated -- $2.4 million -- no % shown;             Pena Creek San Miguel -- 10 Wells -- $3.0 million -- no % shown; and Pearsall -- 8 wells -- $8.0         million -- 18%.

-   Potential New Projects
    -   Additional Glen Rose Wells
    -   Marfa Basin Drilling
   -   Drilling Rig Acquisition
    -   Tar Sands Pilot Wells
-   2006 target: $40 million --$50 million
-   40% increase over 2005 CAPEX
-   Focus on Glen Rose Porosity oil play

Slide 18 - Continuing Reserve Growth
Line chart shows reserves in Bcfe by formation in layers, by year for the period from 2001 to 2005 for: Glen Rose - oil; Glen Rose - gas; San Miguel - oil; Georgetown - gas; Georgetown - oil; Other Formations; and, Williston Basin - oil. The chart shows the growth in oil reserves from the San Miguel, and Glen Rose formations and the growth in gas reserves in the Glen Rose formations over the years. Also indicates a drop in gas reserves after the EnCana sale, with a 33% CAGR in proved reserves over the period presented.
Proved Reserves
-   39.4 Bcfe at 12/31/05
-   Added 1.5 net Bcfe in 2005
-   Sold 1.4 Bcfe to ECA in JV
-   75% oil
-   47.5% proved developed
Rolling 3-Year Metrics 2003--2005
-   220% production replacement
-   185% drillbit gross profit ROI
-   $2.98/Mcfe drillbit F&D cost
See appendix for definitions

Slide 19 - Continuing Production Growth

Bar chart indicating Average Daily Sales Volumes in MMcfed by year for 2001 through 2005, as follows:  2001 - 8.1, 2002 - 12.0, 2003 - 13.2, 2004 - 13.4, and 2005 - 12.6. Also indicates 1.8 MMcfed as "estimated volumes on properties sold to EnCana on Sept. 1, 2005, for the remainder of the year" and CAGR = 12%.

Slide 20 - Financial Highlights

Slide contains two bar charts, as follows:
Chart 1 -- Bar chart indicating EBITDA, EBITDAX by year in millions for 2001 through 2005 and indicating a 38% CAGR for EBITDA. Actual dollar amounts not indicated. EBITDA ranges from approximately $5 million in 2001 to over $20 million in 2005. EBITDAX ranges from under $10 million in 2001 to almost $25 million in 2005.
Chart 2 -- Bar chart indicating Total Revenues by year for 2001 through 2005 in millions, and a 49% CAGR. Actual dollar amounts not shown. Ranges from about $14 million in 2001 to about $67 million in 2005.
-   See TXCO's Web site for non-GAAP reconciliations and appendix for definitions.

Slide 21 - Why Own TXCO Now?
-     Dominant position in the Maverick Basin
       -   Emerging resource plays
       -   1,000's of potential drilling locations
       -   Increased WI in core Glen Rose Porosity oil play
-     Marfa Basin acreage provides significant growth potential
       -   Prospective for Barnett and Woodford shales
-     Potential for substantial reserve and production growth
       -   Current 2006 CAPEX budget: $40M -- $50M
-     EnCana JV: Accelerates growth and validated acreage
-     Exploration team with proven track record
       -     Demonstrated basin's multi-play / multi-pay potential
-     Strong Balance Sheet

Slide 22 - Focused Growth in Emerging Resource Plays Visit us on the Web at www.txco.com

Slide 23 - General Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contacts: James E. Sigmon, President and CEO, jsigmon@txco.com Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed

Slide 24 - Appendix
-   Acreage Position -- Gross/net mineral acres held under lease or option
-   Average Daily Sales Volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and/or downtime related to pipeline curtailment, amine/processing plant capacity, weather, compression, or routine repairs and maintenance.
-   CAGR -- Compound annual growth rate
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   EUR -- Estimated ultimate recovery
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls/MMBbls - Thousand/million barrels of oil
-   Mcf -- Thousand cubic feet of gas
-   MMcfd -- Million cubic feet of gas per day
-   Mcfe/MMcfe/Bcfe/Tcfe -- Thousand cubic feet equivalent / Million cubic feet equivalent / Billion cubic feet equivalent / Trillion cubic feet equivalent
-   TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.
-   Total Proved Reserves -- Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.